LEGG MASON PARTNERS VARIABLE INCOME TRUST

SUPPLEMENT DATED AUGUST 1, 2012

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION, EACH DATED MAY 1, 2012, OF

LEGG MASON WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

CLASS I

The last sentence of the first paragraph of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated May 1, 2012, as supplemented on June 7, 2012 and August 1, 2012, and as may be amended or further supplemented, the fund’s statement of additional information, dated May 1, 2012, as supplemented on May 31, 2012, June 7, 2012 and August 1, 2012, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated December 31, 2011, are incorporated by reference into this Summary Prospectus.

Effective as of August 1, 2012, the following text replaces the applicable information in the section titled “Fees and expenses of the fund” in the fund’s Summary Prospectus and Prospectus:

Shareholder fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a % of offering price)	N/A
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	N/A

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%)

Class I
Management fees[1]	0.70
Distribution and service (12b-1 fees)	None
Other expenses	0.14
Total annual fund operating expenses[1]	0.84

1The Management fees and total annual fund operating expenses have been restated to reflect current management fees.

This example is intended to help you compare the cost of investing in Class I shares of the fund with the cost of investing in other mutual funds. The example does not include expenses incurred from investing through a separate account or qualified plan. If the example included these expenses, the figures shown would be higher. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated
•	Your investment has a 5% return each year and the fund’s operating expenses remain the same
•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)	1 year	3 years	5 years	10 years
Class I shares (with or without redemption at end of period)	86	268	466	1038

Effective as of August 1, 2012, the following text replaces the applicable information in the section titled “More on fund management – Management fee” in the fund’s Prospectus and the section titled “Investment Management and Other Services – Manager” in the fund’s Statement of Additional Information:

The fund pays a management fee at an annual rate equal to 0.70%. Prior to August 1, 2012, the fund paid a management fee at an annual rate that decreased as assets increase, as follows: 0.800% on assets up to and including $1 billion; 0.775% on assets over $1 billion and up to and including $2 billion; 0.750% on assets over $2 billion and up to and including $5 billion; and 0.700% on assets over $5 billion.

Effective as of August 1, 2012, the following text replaces the applicable information in the sections titled “More on fund management – Expense Limitation” and “Financial Highlights” in the fund’s Prospectus:

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 0.90% for Class I shares, subject to recapture as described in the Prospectus.

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